SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 5, 2009

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2009, AXA, the Registrant's parent company, issued a press release announcing its consolidated results of operations for the six months ended
June 30, 2009, prepared in accordance with International Financial Reporting Standards ("IFRS"). Set forth in Exhibit 99.1 is the AXA press release. Included within AXA's consolidated results for the six months ended June 30, 2009 set forth in the AXA press release is the contribution of the Registrant and its consolidated subsidiaries, presented in accordance with IFRS. The AXA press release includes "AXA Group IFRS Revenues," "Underlying Earnings," "Adjusted Earnings" and "Net Income, Group Share" for United States Life & Savings operations, which is a reference to the Registrant's Financial Advisory/Insurance segment. "AXA Group IFRS Revenues," "Underlying Earnings," "Adjusted Earnings" and "Net Income, Group Share" are not measures calculated and presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). Set forth in Exhibit 99.2 are reconciliations of
(a) the AXA U.S. Life & Savings contribution to AXA Group IFRS Revenues for the six months ended June 30, 2009 and 2008 to the Registrant's U.S. GAAP Premiums for the same periods and (b) the Registrant's contribution to AXA IFRS Underlying Earnings (IFRS net income excluding net realized capital gains (losses), goodwill and related intangibles, profit and loss on financial assets (under the fair value option), derivatives and exceptional operations), Adjusted Earnings and Net Income, Group Share for the six months ended June 30, 2009 and 2008 to the Registrant's consolidated U.S. GAAP Net Earnings for the same periods.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Press Release, dated August 5, 2009, of AXA.

99.2 Reconciliation of AXA U.S. Life and Savings Contribution to AXA Group IFRS Revenues with Consolidated AXA Financial, Inc. Premiums under U.S. GAAP and Reconciliation of the Registrant's Contribution to AXA IFRS Underlying Earnings, Adjusted Earnings and Net Income, Group Share to the Registrant's US GAAP Net Earnings.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  August 6, 2009                       By: /s/ Alvin H. Fenichel
                                            --------------------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Chief Accounting Officer








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